UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Agriculture & Natural Solutions Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

712 Fifth Avenue, 36th Floor

New York, NY 10019

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2025

TO THE SHAREHOLDERS OF AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION:

You are cordially invited to attend the annual general meeting (the “annual meeting”) of shareholders of Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on June 25, 2025 at 10:00 a.m. Eastern Time. At the annual meeting, the shareholders will consider and vote upon the following proposals:

•
Proposal No. 1 — The Director Proposal — a proposal to re-elect two Class I directors to the Company’s board of directors (the “Board”) for a full term of three years or until such director’s successor is elected and qualified (the “Director Proposal”);
•
Proposal No. 2 — The Auditor Proposal — a non-binding, advisory proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal” and, together with the Director Proposal, the “Proposals”). The Auditor Proposal will only be presented at the annual meeting if a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, and, if no such quorum is present, only the Director Proposal will be presented and the quorum will be based on the presence of holders of our Class B ordinary shares; and
•
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online, by visiting https://www.cstproxy.com/ansc/2025, or by phone, by dialing 1‑800‑450‑7155 (toll-free) within the U.S. and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the U.S. and Canada. The conference ID for telephone access is 8304647#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically. See “Questions and Answers about the Annual Meeting — When and where is the annual meeting, and how do I attend?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR PROPOSAL, AND, IF PRESENTED, THE AUDITOR PROPOSAL AND THE ADJOURNMENT PROPOSAL.

The purpose of the Director Proposal is to re-appoint each of Jeffrey H. Tepper and Robert (Bert) Glover as Class I directors to serve for a full term of three years or until his respective successor is appointed and qualified. The approval of the Director Proposal requires an ordinary resolution of the holders of our Class B ordinary shares only; prior to the closing of an initial business combination, holders of our Class A ordinary shares have no right to vote on the appointment of any director. Under our amended and restated memorandum and articles of association (the “Articles”), an ordinary resolution is a resolution passed by a simple majority of the votes cast by such shareholders who are entitled to vote in person (virtually) or by proxy at the annual meeting. Agriculture & Natural Solutions Acquisition Sponsor LLC, our sponsor (the “Sponsor”), holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The purpose of the Auditor Proposal is to ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals.

The approval of the Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares who are entitled to vote virtually or by proxy at the annual meeting. Holders of our Class A ordinary shares and Class B ordinary shares are entitled to vote on each of these proposals.

The Board has fixed the close of business on May 30, 2025 as the record date for determining our shareholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of our ordinary shares on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal, and, if presented, the Auditor Proposal and the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Cayman Islands law and pursuant to the Company’s Articles, no other business may be transacted at the annual meeting without the consent of all shareholders entitled to receive notice of the meeting. However, holders of our ordinary shares will be afforded the opportunity to discuss the Company’s affairs with management at the annual meeting. See “Questions and Answers about the Annual Meeting — Will I be able to ask questions before or during the annual meeting?” for more information.

Enclosed is the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on March 28, 2025, as amended, a form of proxy card, and the proxy statement containing detailed information concerning the Director Proposal, the Auditor Proposal and the Adjournment Proposal and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read these materials carefully and vote your shares. These materials are expected to be mailed or otherwise delivered to our shareholders on or about June 3, 2025.

Dated: June 3, 2025

By Order of the Board of Directors,

/s/ Robert (Bert) Glover
Robert (Bert) Glover
Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card or submit your proxy over the internet by following the instructions on your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a shareholder of record, you may also cast your vote virtually at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the annual meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 25, 2025: This notice of meeting, the accompanying proxy statement and the Company’s Form 10-K for the year ended December 31, 2024, as amended, are available at https://www.cstproxy.com/ansc/2025 and www.ansc.co.

PROXY STATEMENT — DATED JUNE 3, 2025

AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION

712 Fifth Avenue, 36th Floor

New York, NY 10019

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2025

You are cordially invited to attend the annual general meeting (the “annual meeting”) of shareholders of Agriculture & Natural Solutions Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on June 25, 2025 at 10:00 a.m. Eastern Time. At the annual meeting, the shareholders will consider and vote upon the following proposals:

•
Proposal No. 1 — The Director Proposal — a proposal to re-elect two Class I directors to the Company’s board of directors (the “Board”) for a full term of three years or until such director’s successor is elected and qualified (the “Director Proposal”);
•
Proposal No. 2 — The Auditor Proposal — a non-binding, advisory proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal” and, together with the Director Proposal, the “Proposals”). The Auditor Proposal will only be presented at the annual meeting if a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, and, if no such quorum is present, only the Director Proposal will be presented and the quorum will be based on the presence of holders of our Class B ordinary shares; and
•
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Proposals.

Each of the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described herein. The annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online, by visiting https://www.cstproxy.com/ansc/2025, or by phone, by dialing 1‑800‑450‑7155 (toll-free) within the U.S. and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the U.S. and Canada. The conference ID for telephone access is 8304647#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically. See “Questions and Answers about the Annual Meeting — When and where is the annual meeting, and how do I attend?” for more information.

The record date for the annual meeting is May 30, 2025. Record holders of our ordinary shares at the close of business on the record date are entitled to vote at the annual meeting. On the record date, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares issued and outstanding. Our warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals to be voted on at the annual meeting. Please read it carefully and vote your shares.

This proxy statement is dated June 3, 2025, and is expected to be mailed or otherwise delivered to our shareholders on or about June 3, 2025.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025, as amended (the “Annual Report”) in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement? When and where will the annual meeting be held?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on June 25, 2025 at 10:00 a.m. Eastern Time. The annual meeting will be conducted via live webcast. You will be able to attend the annual meeting online, vote and submit your questions during the annual meeting by visiting https://www.cstproxy.com/ansc/2025, or by phone by dialing 1‑800‑450‑7155 (toll-free) within the U.S. and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the U.S. and Canada. The conference ID for telephone access is 8304647#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

Why does the Company need to hold an annual meeting?

The meeting is being held to satisfy the annual meeting requirements of NASDAQ. NASDAQ Listing Rule 5620(a) (the “Rule”) requires that we hold an annual meeting of shareholders for the election of directors within 12 months after our fiscal year ended December 31, 2023. On February 11, 2025, the Company received a notification letter from the Listing Qualifications Staff (the “Staff”) of NASDAQ indicating that, since the Company has not held an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2023, it is out of compliance with the Rule. On March 12, 2025, the Company submitted a plan to regain compliance with the Rule. In response, the Staff granted the Company an extension until June 30, 2025, to regain compliance with the Rule by holding an annual meeting of shareholders.

How many votes do I have?

On each matter you are entitled to vote upon, you have one vote for each ordinary share you owned as of the close of business on May 30, 2025 (the “Record Date”). Only the holders of our Class B ordinary shares are entitled to vote on the Director Proposal. Holders of our Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Auditor Proposal and the Adjournment Proposal.

What is being voted on?

You are being asked to vote on three proposals:

•
Proposal No. 1 — The Director Proposal — a proposal to re-elect two Class I directors to the Board for a full term of three years or until such director’s successor is elected and qualified;
•
Proposal No. 2 — The Auditor Proposal — a non-binding, advisory proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Auditor Proposal will only be presented at the annual meeting if a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, and, if no such quorum is present, only the Director Proposal will be presented and the quorum will be based on the presence of holders of our Class B ordinary shares; and
•
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Proposals.

What is a quorum requirement?

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid up voting share capital of the Company present in person (virtually) or by proxy (which would include presence at the annual meeting) and entitled to vote at the annual meeting shall form a quorum. The initial shareholders of the Company, including Agriculture & Natural Solutions Acquisition Sponsor LLC (the “Sponsor”) and the Company’s independent directors (the “Initial Shareholders”), own 20% of the issued and outstanding ordinary shares as of the Record Date and will count towards the quorum. The Auditor Proposal is a “routine” matter, such that, if a shareholder holds its shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct its broker, bank or other nominee how to vote its shares on the Auditor Proposal, then banks, brokers, and other nominees will have authority to vote on the Auditor Proposal.

If a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, we will present the Director and Auditor Proposal at the annual meeting, but not the Adjournment Proposal. If such a quorum is not present, then only the Director Proposal will be presented. In such case, the quorum requirement at the annual meeting will be satisfied by the presence of one or more shareholders holding at least one-third of our Class B ordinary shares present in person (virtually) or by proxy (which would include presence at the annual meeting) and entitled to vote at the annual meeting. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

What vote is required to approve each of the proposals and how are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes.

The approval of the Director Proposal requires an ordinary resolution of the holders of our Class B ordinary shares only; prior to the closing of an initial business combination, holders of our Class A ordinary shares have no right to vote on the appointment of any director. Under our amended and restated memorandum and articles of association (the “Articles”), an ordinary resolution is a resolution passed by a simple majority of the votes cast by such shareholders who are entitled to vote in person (virtually) or by proxy at the annual meeting. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The approval of the Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares who are entitled to vote in person (virtually) or by proxy at the annual meeting.

At the annual meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Director Proposal, Auditor Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Director Proposal, Auditor Proposal or the Adjournment Proposal (as the case may be) are approved, and any ordinary shares that are not voted at the annual meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law and pursuant to the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of each of the proposals as a matter of the Articles and Cayman Islands law.

How do the Initial Shareholders intend to vote their shares?

The Initial Shareholders are expected to vote any ordinary shares held in favor of all proposals. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

Why should I vote “FOR” the Auditor Proposal?

WithumSmith+Brown, PC has served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022 and the period from March 22, 2021 (inception) to December 31, 2021. Our audit committee and the Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete an initial business combination. The Board recommends that you vote in favor of the Auditor Proposal, if presented.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal, if presented, is not approved by the Company’s shareholders, the Board may not be able to adjourn the annual meeting to a later date or dates to approve the Proposals.

What if I do not want to vote “FOR” the Auditor Proposal or the Adjournment Proposal?

If you do not want the Auditor Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the annual meeting virtually or by proxy, you are entitled to vote “AGAINST” the Auditor Proposal or the Adjournment Proposal, in each case, if presented, and your ordinary shares will be counted for the purposes of determining whether the Auditor Proposal or the Adjournment Proposal (as the case may be) are approved.

When and where is the annual meeting, and how do I attend?

The annual meeting will be held at 10:00 a.m. Eastern Time, on June 25, 2025, in virtual format.

You can pre-register to attend the annual meeting starting on June 20, 2025 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the following URL address into your browser: https://www.cstproxy.com/ansc/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”) with your control number. If you hold your investments through a bank or broker, or if you otherwise do not have your control number, you will need to contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com to receive a control number.

You may also attend the annual meeting telephonically by dialing 1‑800‑450‑7155 (toll-free) within the United States and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the United States and Canada. The conference ID for telephone access is 8304647#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically. The annual meeting will be held in virtual meeting format only. You will not be able to attend the annual meeting physically.

Will I be able to ask questions before or during the annual meeting?

Questions pertinent to our annual meeting may be recognized and answered during the annual meeting in the Company’s discretion, subject to time constraints. The Company reserves the right to edit or reject questions that are inappropriate for our annual meeting. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.

How do I vote?

If you are a holder of record of the Company’s ordinary shares, including those shares held as a constituent part of the Company’s units, you are entitled to vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or over the internet by following the instructions on your proxy card. You may still attend the annual meeting and vote virtually if you have already voted by proxy, in which case your proxy shall be deemed revoked.

If you hold the Company’s ordinary shares, including those shares held as a constituent part of the Company’s units, in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the annual meeting or by voting virtually at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 712 Fifth Avenue, 36th Floor, New York, NY 10019, Attention: Thomas Smith.

What will happen if I sign and return my proxy card without indicating how I wish to vote?

Signed and dated proxy cards received by us without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

If I am not going to participate in the annual meeting, should I return my proxy card instead?

Yes. Even if you do not plan to participate in the annual meeting, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card, or instruct your broker or bank how to vote your shares. See “Questions and Answers About the Annual Meeting — How do I vote?” for more information.

Who is entitled to vote at the annual meeting?

Only shareholders of record of the Company’s ordinary shares, including those shares held as a constituent part of the Company’s units, at the close of business on the Record Date are entitled to vote at the annual meeting. Only the holders of the Company’s Class B ordinary shares as of the Record Date are entitled to vote on the approval of the Director Proposal. On the Record Date, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you are entitled to vote virtually at the annual meeting or vote by proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or over the internet by following the instructions on your proxy card. Whether or not you plan to attend the annual meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company will provide copies of its proxy materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. The directors and executive officers of the Company may also solicit proxies in person, by telephone or by other means of communication. They will not be paid any additional compensation for soliciting proxies.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Thomas Smith, Chief Financial Officer, Chief Accounting Officer and Secretary
c/o Agriculture & Natural Solutions Acquisition Corporation
712 Fifth Avenue, 36th Floor
New York, NY 10019
Email: info@ansc.co
Tel: (212) 993-0076

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

BACKGROUND

Our Company

We are a blank check company whose business purpose is to effect a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We were incorporated in the Cayman Islands on March 22, 2021.

On March 24, 2021, our Sponsor purchased an aggregate of 10,062,500 Class B ordinary shares for an aggregate price of $25,000, or approximately $0.002 per share. In September 2021, our Sponsor surrendered 2,156,250 Class B ordinary shares to the Company for no consideration, which we accepted and cancelled. In November 2022, we effected a share dividend of 2,635,417 Class B ordinary shares. In September 2023, our Sponsor surrendered an aggregate of 4,791,667 Class B ordinary shares to the Company for no consideration, which we accepted and cancelled. In October 2023, we effected a share dividend of 2,875,000 Class B ordinary shares. In November 2023, our Sponsor surrendered to the Company for no consideration 400,000 Class B ordinary shares which we accepted and cancelled, and an aggregate of 400,000 Class B ordinary shares were issued to our independent directors at their original purchase price. Our Sponsor agreed to forfeit up to an aggregate of 1,125,000 Class B ordinary shares to the extent that the over-allotment option for our initial public offering (the “Public Offering”) was not exercised in full by the underwriters. The underwriters exercised their over-allotment option in full on November 9, 2023, and no Class B ordinary shares were forfeited by our Sponsor. The holders of our Class B ordinary shares (including our Sponsor and our independent directors) are referred to herein as our “Initial Shareholders.”

On November 13, 2023, we consummated the Public Offering of 34,500,000 units, including the Over-allotment Units (as defined below). The units were sold at a price of $10.00 per unit, generating gross proceeds to us of $345,000,000. Each unit consists of one Class A ordinary share, par value $0.0001 per share, and one-half of one warrant (“Warrant”). Each whole Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the Public Offering, we completed the private sale of 9,400,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to Agriculture & Natural Solutions Acquisition Warrant Holdings LLC, a Delaware limited liability company and an affiliate of our Sponsor, and our independent directors, generating gross proceeds to us of $9,400,000. Each Private Placement Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Private Placement Warrants will become exercisable 30 days after the completion of our initial business combination, and will not expire except upon liquidation. None of the Private Placement Warrants will be redeemable by us.

In connection with the Public Offering, the underwriters of the Public Offering were granted an option to purchase up to an additional 4,500,000 units (the “Over-allotment Units”) at the Public Offering price, less the underwriting discounts and commissions. On November 9, 2023, the underwriters exercised their over-allotment option in full and purchased 4,500,000 Over-allotment Units at the closing of the Public Offering at an offering price of $10.00 per Over-allotment Unit, generating proceeds of $45,000,000.

The mailing address of our principal executive office is 712 Fifth Avenue, 36th Floor, New York, NY 10019. Our telephone number at such address is 212-993-0076.

The Annual Meeting

Date, Time and Place

The annual meeting will be held on June 25, 2025, at 10:00 a.m., Eastern Time, in virtual format, or at such other time, on such other date and at such other place to which the meeting may be adjourned. The annual meeting will be held in virtual meeting format only. You will not be able to attend the annual meeting physically.

You can pre-register to attend the annual meeting starting on June 20, 2025 at 10:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the following URL address into your browser: https://www.cstproxy.com/ansc/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the annual meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the annual meeting.

Shareholders who hold their investments through a bank or broker will need to contact the Transfer Agent to receive a control number. If you plan to vote at the annual meeting, you will need to have a legal proxy from your bank or broker. If you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or email proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

Questions pertinent to our annual meeting may be recognized and answered during the annual meeting in the Company’s discretion, subject to time constraints. The Company reserves the right to edit or reject questions that are inappropriate for our annual meeting.

You may also attend the annual meeting telephonically by dialing 1‑800‑450‑7155 (toll-free) within the United States and Canada or 1‑857‑999‑9155 (standard rates apply) outside of the United States and Canada. The conference ID for telephone access is 8304647#. Please note that you will not be able to vote or ask questions at the annual meeting if you choose to participate telephonically.

The Proposals at the Annual Meeting

At the annual meeting, the shareholders will consider and vote upon the following proposals:

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a proposal to re-elect two Class I directors to the Board for a full term of three years or until such director’s successor is elected and qualified;
•
a non-binding, advisory proposal to ratify the appointment by our audit committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Auditor Proposal will only be presented at the annual meeting if a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, and, if no such quorum is present, only the Director Proposal will be presented and the quorum will be based on the presence of holders of our Class B ordinary shares; and
•
a proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to the Proposals.

Voting Power; Record Date

You will be entitled to vote at the annual meeting if you owned the Company’s ordinary shares at the close of business on May 30, 2025, the record date for the annual meeting. On each matter you are entitled to vote upon, you have one vote for each ordinary share you owned as of the Record Date. Only the holders of our Class B ordinary shares are entitled to vote on the Director Proposal. Holders of our Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Auditor Proposal and the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR PROPOSAL, AND, IF PRESENTED, THE AUDITOR PROPOSAL AND THE ADJOURNMENT PROPOSAL.

Quorum

A quorum of our shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid up voting share capital of the Company present in person (virtually) or by proxy (which would include presence at the annual meeting) and entitled to vote at the annual meeting shall form a quorum. The Initial Shareholders own 20% of the issued and outstanding ordinary shares as of the Record Date and will count towards the quorum. The Auditor Proposal is a “routine” matter, such that, if a shareholder holds its shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct its broker, bank or other nominee how to vote its shares on the Auditor Proposal, then banks, brokers, and other nominees will have authority to vote on the Auditor Proposal.

If a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present, we will present the Director and Auditor Proposal at the annual meeting, but not the Adjournment Proposal. If such a quorum is not present, then only the Director Proposal will be presented. In such case, the quorum requirement at the annual meeting will be satisfied by the presence of one or more shareholders holding at least one-third of our Class B ordinary shares present in person (virtually) or by proxy (which would include presence at the annual meeting) and entitled to vote at the annual meeting. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law and pursuant to the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of each of the proposals as a matter of the Articles and Cayman Islands law.

Under the rules of the New York Stock Exchange, which in this case are also applicable to NASDAQ-listed companies, if a shareholder holds its shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct its broker, bank or other nominee how to vote its shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Auditor Proposal to be voted on at the annual meeting will be considered a routine matter. As a result, your shares may be voted by your brokerage firm for the Auditor Proposal.

We believe that the Director Proposal and the Adjournment Proposal to be voted on at the annual meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals to be voted on at the annual meeting without your instruction.

Vote Required for Approval

The approval of the Director Proposal requires an ordinary resolution of the holders of our Class B ordinary shares only; prior to the closing of an initial business combination, holders of our Class A ordinary shares have no right to vote on the appointment of any director. Under the Articles, an ordinary resolution is a resolution passed by a simple majority of the votes cast by such shareholders who are entitled to vote in person (virtually) or by proxy at the annual meeting. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

The approval of the Auditor Proposal and the Adjournment Proposal each requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares who are entitled to vote in person (virtually) or by proxy at the annual meeting. The Initial Shareholders are expected to vote any ordinary shares held in favor of all proposals. The Initial Shareholders own 20% of the issued and outstanding ordinary shares as of the Record Date.

Voting Your Shares

If you are a holder of record of the Company’s ordinary shares, including those shares held as a constituent part of the Company’s units, you are entitled to vote virtually at the annual meeting or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or over the internet by following the instructions on your proxy card. You may still attend the annual meeting and vote virtually if you have already voted by proxy, in which case your proxy shall be deemed revoked.

If you hold the Company’s ordinary shares, including those shares held as a constituent part of the Company’s units, in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the annual meeting or at the annual meeting by doing any one of the following:

•
you may send another proxy card with a later date;
•
you may send notice to the Company at 712 Fifth Avenue, 36th Floor, New York, NY 10019, before the annual meeting that you have revoked your proxy; or
•
you may attend the annual meeting, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The annual meeting has been called only to consider and vote on the approval of the Director Proposal, the Auditor Proposal and the Adjournment Proposal. Under Cayman Islands law and pursuant to the Articles, other than procedural matters incident to the conduct of the annual meeting, without the consent of all shareholders entitled to receive notice of the meeting, no other matters may be considered at the annual meeting if they are not included in this proxy statement, which serves as the notice of the annual meeting. However, holders of the Company’s ordinary shares will be afforded the opportunity to discuss the Company’s affairs with management at the annual meeting. See “Questions and Answers about the Annual Meeting — Will I be able to ask questions before or during the annual meeting?” for more information.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may contact us by calling 212-993-0076, or by emailing info@ansc.co.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

At the annual meeting, the holders of the Company’s Class B ordinary shares are being asked to re-appoint each of Jeffrey H. Tepper and Robert (Bert) Glover as Class I directors to serve for a full term of three years or until his respective successor is appointed and qualified.

The approval of the Director Proposal requires an ordinary resolution of the holders of our Class B ordinary shares only; prior to the closing of an initial business combination, holders of our Class A ordinary shares have no right to vote on the appointment of any director. Under the Articles, an ordinary resolution is a resolution passed by a simple majority of the votes cast by such shareholders who are entitled to vote in person (virtually) or by proxy at the annual meeting. The Sponsor holds approximately 95.4% of our outstanding Class B ordinary shares and has informed us that it intends to vote in favor of the Director Proposal.

See “Directors, Executive Officers and Corporate Governance” for more information about our directors and executive officers, including Mr. Tepper and Mr. Glover.

Vote Required for Approval

The Director Proposal must be approved as an ordinary resolution of the holders of our Class B ordinary shares under the Articles, being a resolution passed by a simple majority of the votes cast by such shareholders who are entitled to vote in person (virtually) or by proxy at the annual meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the annual meeting.

The Director Proposal is not conditioned on any other proposal.

Resolution

“RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT Jeffrey H. Tepper and Robert (Bert) Glover each be and is hereby re-appointed as a Class I director of the Company, to hold office for a full term of three years in accordance with the amended and restated memorandum and articles of association of the Company.”

Recommendation of the Board

Our Board unanimously recommends that the holders of OUR Class B ordinary shares vote “FOR” the approval of the Director Proposal.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL

Overview

We are asking our shareholders to ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Auditor Proposal will only be presented at the annual meeting if a quorum based on holders of our Class A ordinary shares and Class B ordinary shares is present. If such a quorum is not present, then only the Director Proposal will be presented.

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, our audit committee may reconsider the selection of Withum as the Company’s independent registered public accounting firm.

Withum has served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022 and the period from March 22, 2021 (inception) to December 31, 2021. Representatives of Withum are not expected to be present at the annual meeting.

Principal Accountant Fees and Services

Fees for professional services provided by Withum since inception include:

	For the year ended December 31, 2024	For the year ended December 31, 2023
Audit Fees(1)	$127,400	$121,680
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	4,000	—
Total	$131,400	$121,680

(1) Audit Fees. Audit fees consist of fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3) Tax Fees. Tax fees consist of fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice, and tax planning.

(4) All Other Fees. All other fees consist of fees billed for all other services.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our Public Offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares who are entitled to vote in person (virtually) or by proxy at the annual meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Auditor Proposal.

The Initial Shareholders are expected to vote any ordinary shares held in favor of all proposals. The Initial Shareholders own 20% of the issued and outstanding ordinary shares as of the Record Date.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, if presented, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be and is hereby ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITOR PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes to approve the Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Company’s shareholders, the Company may not be able to adjourn the annual meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Proposals. In such case, the Proposals would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by such holders of our Class A ordinary shares and our Class B ordinary shares who are entitled to vote in person (virtually) or by proxy at the annual meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of the Articles, will not constitute votes cast at the annual meeting and therefore will have no effect on the approval of the Adjournment Proposal.

The Initial Shareholders are expected to vote any ordinary shares held in favor of all proposals. The Initial Shareholders own 20% of the issued and outstanding ordinary shares as of the Record Date.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, if presented, that the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person (virtually) or by proxy) to approve the Proposals be and is hereby approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Directors, Executive Officers and Corporate Governance

Our current executive officers and directors are set forth below:

Name	Age	Position
Robert (Bert) Glover*	50	Chief Executive Officer and Director
Thomas Smith*	41	Chief Financial Officer, Chief Accounting Officer and Secretary
David Leuschen	74	Director and Chairman of the Board
Dr. Jennifer Aaker	58	Director
Ted W. Hall	76	Director
Robert Tichio	47	Director
Jeffrey H. Tepper	59	Director

* Denotes an executive officer.

Robert (Bert) Glover has been our Chief Executive Officer since September 2023 and has served as a director on the Board since November 2023. As Impact Ag’s founder and CEO since 2016, Mr. Glover leads the firm’s investment in agriculture as a nature and climate solution across Australia and North America and sits on Impact Ag’s investment committee. With approximately 30 years’ experience in agricultural production and investment at scale, Mr. Glover brings a unique and highly valued skillset unlocking the transition to nature-based solutions. Co-founder of an agricultural management software company, Maia Technology, Mr. Glover champions innovation, chairing InAg.tech and serving as a board director for six agricultural businesses in Australia and the USA and is a graduate of the Australian Institute of Company Directors.

We believe that Mr. Glover’s considerable investment experience, particularly in the agribusiness industry, brings important and valuable skills to the Board.

Thomas Smith has been our chief financial officer, chief accounting officer and secretary since October 2023. Mr. Smith serves as Riverstone Holdings LLC’s chief financial officer and has served in multiple additional roles since joining Riverstone Holdings LLC in 2013. During this period with Riverstone, Mr. Smith was involved with the following SPACs, each of which is discussed under “Part I – Item 1. Business – Our Company” of the Company’s Annual Report: Decarb I, Decarb II, Decarb III, and Decarb IV. Mr. Smith has also been involved with CH4 Natural Solutions Acquisition Corporation (“CH4”), which is not owned or controlled by Riverstone. Prior to joining Riverstone Holdings LLC, Mr. Smith served in several financial roles within Apax Partners, LP, most recently as the assistant controller. Previously, he worked with Ernst & Young LLP, where he focused on assurance engagements for both public and private companies. Mr. Smith earned his undergraduate B.S. degree in Accounting from Fairfield University and is a certified public accountant.

David Leuschen has served as a director on the Board since September 2023 and has served as the chairman of the Board since November 2023. Mr. Leuschen is the co-founder and senior managing director of Riverstone Holdings LLC. During this period with Riverstone, Mr. Leuschen was involved with the following SPACs, each of which is discussed under “Part I – Item 1. Business – Our Company” of the Company’s Annual Report: Silver Run I, Silver Run II, Decarb I, Decarb II, Decarb III, and Decarb IV. Mr. Leuschen currently serves as a director of CH4. Prior to joining the firm, Mr. Leuschen was a partner and managing director at Goldman Sachs and founder and head of the Goldman Sachs Global Energy and Power Group. Mr. Leuschen was responsible for building the Goldman Sachs energy and power investment banking practice into one of the leading franchises in the global energy and power industry. Mr. Leuschen additionally served as chairman of the Goldman Sachs Energy Investment Committee, where he was responsible for screening potential direct investments by Goldman Sachs in the energy and power industry. In addition to his board roles at various Riverstone Holdings LLC portfolio companies and investment vehicles, Mr. Leuschen has served as a director of Cambridge Energy Research Associates, Cross Timbers Oil Company (predecessor to XTO Energy) and J. Aron Resources. He is also president and sole owner of Switchback Ranch LLC and on the Advisory Board of Big Sky Investment Holdings LLC.

Mr. Leuschen currently serves on the boards of directors of Pattern Energy Group LP and various private Riverstone portfolio companies. Mr. Leuschen previously served on the boards of Talen Energy Corporation and Enviva Inc.

Mr. Leuschen also currently serves on a number of nonprofit boards of directors, including as a Trustee of United States Olympic Committee Foundation, a Director of Conservation International, a Director of the Peterson Institute for International Economics, a Founding Member of the Peterson Institute’s Economic Leadership Council, a Director of the Wyoming Stock Growers Association and a Director of the Montana Land Reliance. Mr. Leuschen received his A.B. from Dartmouth and his M.B.A. from Dartmouth’s Amos Tuck School of Business.

We believe that Mr. Leuschen’s considerable energy and power private equity and investment banking experience, as well as his experience on the boards of various Riverstone Holdings LLC portfolio companies and investment vehicles, bring important and valuable skills to the Board.

Dr. Jennifer Aaker has served as a director on the Board since November 2023. Dr. Aaker was involved with the following SPACs, each of which is discussed further above under “Part I – Item 1. Business – Our Company” of the Company’s Annual Report: Decarb I, Decarb II, Decarb III and Decarb IV. Dr. Aaker has been the General Atlantic Professor at Stanford Graduate School of Business since 2001 and served as the Coulter Family Faculty Fellow at Stanford Graduate School of Business from 2020 to 2021. A behavioral scientist and bestselling author, Dr. Aaker is widely published in leading scientific journals and her work has been featured in The Economist, The New York Times, The Wall Street Journal, The Washington Post, BusinessWeek, Forbes, NPR, CBS MoneyWatch, Inc., and Science. Dr. Aaker is the coauthor of several books including the award-winning book, The Dragonfly Effect, which has been translated into over ten languages, as well as Humor: Serious Business, a national bestselling book translated into over twenty languages. Her professional areas of focus include artificial intelligence, digitization and brand value, as she teaches classes focused on intersection of technology, brand and human well-being (e.g., Designing for AI to Cultivate Human Well-Being, Building Innovative Brands, Sustainable Human Behavior). Dr. Aaker currently serves on the board of directors of Stephen and Ayesha Curry Eat. Learn. Play. Foundation, and has served on the boards of Corporate Visions, Inc. from 2011 to 2016, California Casualty Insurance from 2009 to 2015, Accompany from 2014 to 2018 and Codexis, Inc. from 2020 to 2022. She is the recipient of the Distinguished Scientific Achievement Award, Stanford Distinguished Teaching Award, Citibank Best Teacher Award, George Robbins Best Teacher Award, Robert Jaedicke Silver Apple Award, the MBA Professor of the Year Award and the Paul D. Converse Award. Dr. Aaker completed her PhD in Marketing, PhD Minor in Psychology at Stanford University and holds a BA in Psychology from UC Berkeley.

We believe that Dr. Aaker’s expertise in behavioral science, artificial intelligence, digitization and brand value and significant experience on numerous boards of directors bring important and valuable skills to the Board.

Jeffrey H. Tepper has served as a director on the Board since November 2023. Mr. Tepper is founder of JHT Advisors LLC, an M&A advisory and investment firm. Since September 2021, Mr. Tepper has served as co-founder of Gemini XIII, which serves the audio industry with premium content, production, and marketing services for podcasting and radio. From 1990 to 2013, Mr. Tepper served in a variety of senior management and operating roles at the investment bank Gleacher & Company, Inc. and its predecessors and affiliates (“Gleacher”). Mr. Tepper was head of investment banking and as a member of Gleacher’s Management Committee. Mr. Tepper is also Gleacher’s former chief operating officer overseeing operations, compliance, technology and financial reporting. In 2001, Mr. Tepper co-founded Gleacher’s asset management activities and served as president. Gleacher managed over $1 billion of institutional capital in the mezzanine capital and hedge fund areas. Mr. Tepper served on the investment committees of Gleacher Mezzanine and Gleacher Fund Advisors. Between 1987 and 1990, Mr. Tepper was employed by Morgan Stanley & Co. as a financial analyst in the M&A and merchant banking departments.

Mr. Tepper served as a director of Silver Run I from its inception in November 2015 until the completion of its acquisition of Centennial in October 2016 and has served as a director of Permian Resources Corporation (f/k/a Centennial Resource Development, Inc.) (NASDAQ: PR) between October 2016 through today. Mr. Tepper is a former director of Alta Mesa Resources, Inc. (NASDAQ: AMR) and its predecessor, Silver Run II, between March 2017 and June 2020. Mr. Tepper is a former director of Decarb IV, between 2021 and 2023. Mr. Tepper is a former director of Decarb III, during 2021. Mr. Tepper is a former director of Decarb II, between 2020 and 2022. Mr. Tepper is a former director of Decarb I, between 2020 and 2021. Mr. Tepper received a Master of Business Administration from Columbia Business School and a Bachelor of Science in Economics from The Wharton School of the University of Pennsylvania with concentrations in finance and accounting.

We believe Mr. Tepper’s extensive M&A experience, including service on the boards of directors of six blank check companies, brings important and valuable skills to the Board.

Ted W. Hall has served as a director on the Board since November 2023. Mr. Hall is the founder of Long Meadow Ranch, an innovative group of family-owned companies established in 1989 producing grapes and ultra-premium wine, olives and extra virgin olive oil, grass-fed beef and lamb and fruits and vegetables, using diversified, organic and sustainable farming methods. Mr. Hall is currently chairman and founding director of Progenco, Inc., an AgTech company employing in vitro fertilization (IVF) to improve efficiency of the beef and dairy industries. Mr. Hall is the former chairman of Grass Fed Foods LLC (“GFF”), which was formed in November 2022 by the merger of Sunfed Ranch and Teton Waters Ranch. Prior to the formation of GFF, he was a founding director and chairman of Sun Beef LLC, dba Sunfed Ranch. Mr. Hall served as a director of Peet’s Coffee & Tea, Inc. (NASDAQ: PEET), the premier specialty coffee and tea company in the United States from 2007 to 2012 and, from 2007 to 2017, as a director of Williams-Sonoma, Inc. (NYSE: WSM), the leading kitchenware, specialty foods, and home furnishings retailer in the United States. Mr. Hall is a former chairman of the board of The Robert Mondavi Corporation (NYSE: MOND), a global producer of fine wines. Following a strategic review led by Hall in 2004, the company successfully merged with Constellation Brands (NYSE: STZ) to create the world’s largest wine producer. As a former senior partner of the global consulting firm, McKinsey & Company, Mr. Hall has more than 25 years of experience in both the private and public sectors, working with chief executives and boards of directors of Global Fortune 50-size companies in the areas of strategy and organization. As a co-founder, and later chairman, of the McKinsey Global Institute, he has spoken and written in many forums on the nature of the evolving global economy. Sharing worldwide leadership for the firm, he served for twelve years as an elected member of McKinsey’s board of directors. Mr. Hall currently serves as a director of the Timothy W. Hall foundation. Mr. Hall holds a BSE degree in electrical engineering from Princeton University and an MBA degree from Stanford University Graduate School of Business.

We believe Mr. Hall’s experience as an entrepreneur and business leader in agriculture, wine, specialty foods, food service, consumer products and retailing brings important and valuable skills to the Board.

Robert Tichio has served as a director on the Board since November 2023. Mr. Tichio previously served on the board of A.C.N. 650 026 314 Limited (f/k/a Tritium DCFC Limited), from 2022 to 2024. Mr. Tichio has served as a director of Permian since September 2022. Mr. Tichio served as a member of the board of directors and nominating and corporate governance committee of Solid Power from December 2021 to May 2022. Mr. Tichio served as Chief Executive Officer of Decarb IV from March 2022 and as a member of the board of directors of Decarb IV from February 2021, in each case, until the closing of Decarb IV’s initial business combination in February 2023. Mr. Tichio served as a board member of Talos Energy, Inc. until February 2023. Mr. Tichio served as a director of Hammerhead Energy Inc. from February 2023 until December 2023. Mr. Tichio has served as the Chief Executive Officer of Fortescue Capital since November 2023. Prior to joining Fortescue, Mr. Tichio was partner and managing director of Riverstone Holdings LLC from February 2006 to November 2023 and focused on the firm’s Private Equity business. Mr. Tichio was previously involved with certain Riverstone-affiliated SPACs. Prior to joining the firm, Mr. Tichio was in the Principal Investment Area (PIA) of Goldman Sachs, which manages the firm’s private corporate equity investments. Mr. Tichio began his career at J.P. Morgan in the Mergers & Acquisition Group, where he concentrated on assignments that included public company combinations, asset sales, takeover defenses, and leveraged buyouts. Mr. Tichio received his A.B. from Dartmouth College as a Phi Beta Kappa graduate, and later received his M.B.A. with Distinction from Harvard Business School. Mr. Tichio serves or has served on a number of nonprofit and corporate company boards.

We believe that Mr. Tichio’s considerable investment experience brings important and valuable skills to the Board.

Number and Terms of Office of Officers and Directors

We have six directors. The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Jeffrey H. Tepper and Robert (Bert) Glover, will expire at our first annual general meeting. The term of office of the second class of directors, consisting of Dr. Jennifer Aaker and Ted W. Hall, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of David Leuschen and Robert Tichio, will expire at the third annual general meeting. We may not hold another annual general meeting until after we consummate our initial business combination.

Holders of our Class B ordinary shares will have the right to appoint and remove all of our directors prior to the consummation of our initial business combination and holders of our Class A ordinary shares will not have the right to vote on the appointment and removal of directors during such time. These provisions of the Articles may only be amended if approved by a majority of at least 90% of our ordinary shares voting at a general meeting.

Approval of our initial business combination will require the affirmative vote of a majority of the Board, which must include a majority of our independent directors and each of the non-independent directors nominated by our Sponsor.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in the Articles as it deems appropriate. The Articles provide that our officers may consist of a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, one or more Assistant Vice Presidents, Secretary, one or more Assistant Secretaries, Treasurer, one or more Assistant Treasurers and such other offices as may be determined by the Board.

Controlled Company

Prior to an initial business combination, only the Initial Shareholders will have the right to vote on the election of directors. As a result, NASDAQ considers the Company to be a “controlled company” within the meaning of NASDAQ’s rules. Under NASDAQ corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements to:

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have a board that includes a majority of “independent directors,” as defined under NASDAQ rules;
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have a compensation committee of the board that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
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have independent director oversight of director nominations.

As a “controlled company,” the Company utilizes the exemption from the NASDAQ requirement to have a board that includes a majority of “independent directors” as defined under the NASDAQ rules.

Director Independence

The Board has determined that Dr. Jennifer Aaker, Jeffrey H. Tepper and Ted W. Hall are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgement in carrying out the responsibilities of a director. The Company’s independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

The Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, NASDAQ rules and Rule 10A-3 under the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors and the NASDAQ rules require that the compensation committee of a listed company be comprised solely of independent directors. The charter of each committee is available on our website, www.ansc.co.

Audit Committee

The Board has established an audit committee of the Board. Jeffrey H. Tepper, Dr. Jennifer Aaker and Ted W. Hall serve as members of our audit committee. Under NASDAQ’s listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Jeffrey H. Tepper, Dr. Jennifer Aaker and Ted W. Hall are independent.

On March 26, 2024, Dr. Jennifer Aaker resigned from her position on the audit committee, effective as of that date, resulting in there being two members of the audit committee. NASDAQ rule 5605(c)(2) requires that the audit committee of a NASDAQ listed company consist of at least three members, each of whom is an independent director pursuant to the NASDAQ rules. In accordance with the NASDAQ rules, on March 26, 2024, the Company notified NASDAQ of Dr. Jennifer Aaker’s resignation from the audit committee, the resulting non-compliance with NASDAQ rule 5605(c)(2) and that the Company intended to rely on the cure period provided by NASDAQ rule 5605(c)(4)(B). On March 24, 2025, the Board reappointed Dr. Jennifer Aaker to the audit committee, regaining compliance with NASDAQ rule 5605(c)(2).

Mr. Tepper serves as chair of the audit committee. All of the members of the audit committee are financially literate, and the Board has determined that Mr. Tepper qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

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the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
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pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
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reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
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setting clear hiring policies for employees or former employees of the independent auditors;
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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
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obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
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reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The Board has established a compensation committee of the Board. Dr. Jennifer Aaker, Jeffrey H. Tepper and Ted W. Hall serve as members of our compensation committee. All of the members of the compensation committee are independent. Dr. Aaker serves as chair of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
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reviewing and approving on an annual basis the compensation of all of our other officers;
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reviewing on an annual basis our executive compensation policies and plans;
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implementing and administering our incentive compensation equity-based remuneration plans;
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assisting management in complying with our proxy statement and annual report disclosure requirements;
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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
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if required, producing a report on executive compensation to be included in our annual proxy statement; and
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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee payable to an affiliate of our Sponsor and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the closing of a business combination. Accordingly, prior to the closing of an initial business combination, the compensation committee is only responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The compensation committee charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating and Corporate Governance Committee

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of NASDAQ’s rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting of shareholders (or, if applicable, an extraordinary general meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in the Articles.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of the Company. Prior to our initial business combination, holders of our Class A ordinary shares will not have the right to recommend director candidates for nomination to the Board.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2024, the Board held four meetings and the audit committee held four meetings. During the fiscal year ended December 31, 2024, no director attended fewer than 75% of the meetings of the Board and board committees of which the director was a member. It is the Company’s policy that all directors are encouraged to attend the Company’s annual meetings. This is the first annual meeting of the Company.

Shareholder Communications

The Board welcomes communications from the Company’s shareholders. The Company’s shareholders may send communications to the Board, any committee of the Board or any other director in particular to:

712 Fifth Avenue, 36th Floor, New York, NY 10019

The Company’s shareholders should mark the envelope containing each communication as “Shareholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Company’s Chief Executive Officer will review each communication received from the Company’s shareholders and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (a) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (b) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Chief Executive Officer may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of any Board member or executive officer to the person submitting the communications.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of any class of equity security which is registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of such forms, we believe that during the year ended December 31, 2024, there were no delinquent filers.

Code of Ethics and Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. Our Code of Ethics and audit committee and compensation committee charters are available on our website, www.ansc.co. In addition, a copy of the Code of Ethics will be provided without charge upon request from us in writing at 712 Fifth Avenue, 36th Floor, New York, NY 10019 or by telephone at (212) 993-0076. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Insider Trading Policy

We have not adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees, or ourselves, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. We expect that such a policy will be adopted by the post-business combination company in connection with our initial business combination.

Employee, Officer and Director Hedging

The Company does not have any practices or policies regarding hedging.

Conflicts of Interest

Each of Riverstone Investment Group LLC, a Delaware limited liability company, and its affiliates (“Riverstone”) and Impact Ag Partners LLC, a Wyoming limited liability company, and its affiliates (“Impact Ag” and, together with Riverstone, the “Sponsor Entities”) manages several investment vehicles. The family of private equity funds that are managed by Riverstone (“Riverstone Funds”), the family of private equity funds that are managed by Impact Ag (“Impact Ag Funds”) or their affiliates may compete with us for acquisition opportunities. If these funds decide to pursue any such opportunity, we may be precluded from procuring such opportunities. In addition, investment ideas generated within the Sponsor Entities may be suitable for both us and for a current or future Riverstone Fund or Impact Ag Fund and may be directed to such investment vehicle rather than to us. Neither the Sponsor Entities nor members of our management team who are also employed by one of the Sponsor Entities have any obligation to present us with any opportunity for a potential business combination of which they become aware. The Sponsor Entities and/or our management, in their capacities as officers or managing directors of one of the Sponsor Entities or in their other endeavors, may be required to present potential business combinations to the related entities, current or future investment vehicles of the Sponsor Entities, or third parties, before they present such opportunities to us.

Notwithstanding the foregoing, we may, at our option, pursue an acquisition opportunity jointly with our Sponsor Entities, or one or more affiliates (an “Affiliated Joint Acquisition”). Such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the acquisition by making a specified future issuance to any such fund or vehicle.

Each of our officers and directors presently has, and any of them in the future may have additional fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to honor his or her fiduciary or contractual obligations to present such opportunity to such other entity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our business combination. In addition, we may pursue an Affiliated Joint Acquisition opportunity with an entity to which an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the acquisition by issuing to such entity a class of equity or equity-linked securities. The Articles provide (i) that no individual serving as a director or an officer will have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

In addition, the Sponsor Entities or their affiliates, including our officers and directors who are affiliated with the Sponsor Entities, may sponsor or form other blank check companies similar to ours during the period in which we are seeking an initial business combination, and members of our management team may participate in such blank check companies. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among the management teams. However, we do not believe that any such potential conflicts would materially affect our ability to complete our initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates.

Investors and potential investors should also be aware of the following other potential conflicts of interest:

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None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.
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In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.
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Pursuant to the Articles, the Initial Shareholders are not entitled to redemption rights with respect to any Class B ordinary shares held by them and have agreed to waive their redemption rights with respect to any of our Class A ordinary shares held by them in connection with the consummation of our initial business combination. Additionally, holders of our Class B ordinary shares are not entitled to redemption rights with respect to such shares held by them if we fail to consummate our initial business combination within 24 months after the closing of our Public Offering. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the Private Placement Warrants held in the trust account that holds proceeds (including interest not previously released to the Company to pay its taxes, and approximately $12,075,000 of deferred underwriting fees) from the our Public Offering and the concurrent private placement of the Private Placement Warrants, established by the Company for the benefit of the holders of the Company’s Class A ordinary shares (the “Trust Account”) will be used to fund the redemption of our Class A ordinary shares, and the Private Placement Warrants will expire without value to the holder. With certain limited exceptions, the Company’s Class B ordinary shares are not transferable, assignable or saleable until the earlier of: (i) one year after the completion of our initial business combination or (ii) subsequent to our initial business combination, (x) if the last sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. With certain limited exceptions, Agriculture & Natural Solutions Acquisition Warrant Holdings LLC, a Delaware limited liability company and an affiliate of the Sponsor (the “Warrant Holdings Sponsor”), and our independent directors have agreed not to transfer, assign or sell any of the Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of such warrants) until 30 days after the date we complete our initial business combination. Since our Sponsor, its affiliate and our officers and directors directly or indirectly own ordinary shares and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.
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Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.
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The fact that the Initial Shareholders beneficially own 8,625,000 of our Class B ordinary shares as of the date hereof, representing approximately 20% of the voting power of our ordinary shares, and the Initial Shareholders agreed to vote any of our ordinary shares owned by them (except for any of our Class A ordinary shares purchased by them after our public announcement of our intention to engage in a proposed business combination) in favor of an initial business combination.
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The fact that our officers and the Board may be deemed to own, directly or indirectly, a material interest in our Sponsor.
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Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period.
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If the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, our Sponsor and our Warrant Holdings Sponsor have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Class A ordinary share, or such lesser amount per Class A ordinary share as is in the Trust Account on the liquidation date, by the claims of (a) any third party (other than our independent public accountants) for services rendered or products sold to us or (b) a prospective we target business with which have entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, but only if such a third party or target business has not executed a waiver of all rights to seek access to the Trust Account.
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The fact that our Sponsor and our Warrant Holdings Sponsor will (i) benefit from the completion of an initial business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to our shareholders rather than liquidate and (ii) lose their entire investment with respect to the Company’s Class B ordinary shares and Private Placement Warrants if we do not complete an initial business combination.

The conflicts described above may not be resolved in our favor.

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

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duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;
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duty to not improperly fetter the exercise of future discretion;
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duty to exercise authority for the purpose for which it is conferred;

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duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and
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duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the Company and the general knowledge, skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position at the expense of the Company. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the Articles or alternatively by shareholder approval at general meetings.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. The Articles provide that our officers and directors will be indemnified and secured harmless out of our assets and funds against all actions or proceedings, whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such officer and director, other than by reason of such officers’ and directors’ own actual fraud, willful default or willful neglect. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors in some circumstances.

Our officers and directors have agreed, and any persons who may become officers or directors prior to the initial business combination will agree, to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Executive Compensation

None of our officers or directors has received any cash compensation for services rendered to us. Commencing on November 9, 2023, we have agreed to pay an affiliate of our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including finder’s and consulting fees, will be paid to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any reasonable out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely of independent directors or by a majority of the independent directors on the Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of May 30, 2025, by:

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each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
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each of our named executive officers and directors that beneficially owns ordinary; and
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all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Warrants or the Private Placement Warrants.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Number of Class B Ordinary Shares Beneficially Owned(8)	Approximate Percentage of Outstanding Ordinary Shares
Greater than 5% Holders
TD Securities (USA), LLC(2)	1,358,229	—	3.1%
The Goldman Sachs Group, Inc.(3)	2,183,087	—	5.1%
Glazer Capital, LLC(4)	2,220,555	—	5.1%
Westchester Capital Management, LLC(5)	2,355,397	—	5.5%
First Trust Merger Arbitrage Fund(6)	2,829,209	—	6.6%
First Trust Capital Management L.P.(6)	3,117,578	—	7.2%
Wealthspring Capital LLC(7)	3,507,923	—	8.1%
Agriculture & Natural Solutions Acquisition Sponsor LLC(9)	—	8,225,000	19.1%
Officers and Directors
Robert (Bert) Glover	—	—	—
Thomas Smith	—	—	—
Dr. Jennifer Aaker	—	120,000	*
Ted W. Hall	—	240,000	*
David Leuschen(9)	—	8,225,000	19.1%
Robert Tichio	—	—	—
Jeffrey H. Tepper	—	40,000	*
All directors and executive officers as a group (7 Individuals)	—	8,625,000	20.0%

* Less than 1%

(1) This table is based on 43,125,000 ordinary shares outstanding as of the Record Date, of which 34,500,000 were Class A ordinary shares and 8,625,000 were Class B ordinary shares. Unless otherwise noted, the business address of each of the following entities or individuals is 712 Fifth Avenue, 36th Floor, New York, NY 10019. Only the holders of our Class B ordinary shares are entitled to vote on the Director Proposal. Holders of our Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Auditor Proposal and the Adjournment Proposal.

(2) Based solely on a Schedule 13G/A filed with the SEC on May 12, 2025 on behalf of Cowen and Company, LLC, TD Securities (USA) LLC (“TD”), Toronto Dominion Holdings USA Inc, TD Group US Holdings LLC and Toronto Dominion Bank, of which the shares reported herein are directly owned by TD. The business address for the shareholder is 1 Vanderbilt Avenue, New York, NY 10017.

(3) Based solely on a Schedule 13G filed with the SEC on February 11, 2025 on behalf of the Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC, each of which share voting and dispositive power with respect to the reported shares. The business address for the shareholders is 200 West Street New York, NY 10282.

(4) Based solely on a Schedule 13G filed with the SEC on May 15, 2025 on behalf of Glazer Capital, LLC and Paul J. Glazer, each of which share voting and dispositive power with respect to the reported shares. The business address for the shareholders is 250 West 55th Street, Suite 30A, New York, NY 10019.

(5) Based solely on a Schedule 13G filed with the SEC on February 14, 2025 on behalf of Westchester Capital Management, LLC (“Westchester”), Virtus Investment Advisers, LLC (“Virtus”) and The Merger Fund (“MF”), of which, Westchester directly owns 109,407 shares, Westchester and Virtus have the purchasing, voting and dispositive power with respect to 2,355,397 shares and MF has the purchasing, voting and dispositive power with respect to 2,342,110 shares. The principal business address of Westchester is 100 Summit Drive, Valhalla, NY 10595. The business address of Virtus is One Financial Plaza, Hartford, CT 06103. The principal business address of MF is 101 Munson Street, Greenfield, MA 01301-9683.

(6) Based solely on a Schedule 13G/A filed with the SEC on November 14, 2024 on behalf of First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), of which, VARBX directly owns 2,829,209 shares and FTCM has the purchasing, voting and dispositive power with respect to 3,117,578 shares. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(7) Based solely on a Schedule 13G filed with the SEC on March 8, 2024 on behalf of Wealthspring Capital LLC (“Wealthspring”) and Matthew Simpson, each of which share voting and dispositive power with respect to the reported shares. The business address for Wealthspring and Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(8) Class B ordinary shares will automatically convert into Class A ordinary shares at the time of our initial business combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of our initial business combination, as may be determined by our directors) or earlier at the option of the holders thereof on a one-for-one basis, subject to adjustment.

(9) The Sponsor is the record holder of the securities reported herein. Riverstone Holdings LLC is the managing member of Agriculture & Natural Solutions Acquisition Sponsor Manager V, LLC, which is the managing member of Agriculture & Natural Solutions Acquisition Sponsor Holdings V, LLC, which is the managing member of the Sponsor. Solely with respect to these securities, David Leuschen has been designated by the managing directors of Riverstone Holdings LLC to exercise all voting and investment power of Riverstone Holdings LLC, and David Leuschen has exercised such power exclusively since inception of the Sponsor. As such, each of David Leuschen, Riverstone Holdings LLC, Agriculture & Natural Solutions Acquisition Sponsor Manager V, LLC and Agriculture & Natural Solutions Acquisition Sponsor Holdings V, LLC may be deemed to have or share beneficial ownership of the securities held directly by the Sponsor. Each such entity or individual disclaims any such beneficial ownership. The business address of each of these entities and Mr. Leuschen is 712 Fifth Avenue, 36th Floor, New York, NY 10019.

Certain Relationships and Related Transactions

The Company’s Class B Ordinary Shares

On March 24, 2021, we issued an aggregate of 10,062,500 of our Class B ordinary shares to our Sponsor for a capital contribution of $25,000. In September 2021, our Sponsor surrendered 2,156,250 of our Class B ordinary shares to us for no consideration, which we accepted and cancelled. In November 2022, the Company effected a share dividend with respect to the Company’s Class B ordinary shares of 2,635,417 shares. In September 2023, our Sponsor surrendered an aggregate of 4,791,667 of our Class B ordinary shares to us for no consideration, which we accepted and cancelled. In October 2023, the Company effected a share dividend with respect to the Company’s Class B ordinary shares of 2,875,000 shares. In November 2023, our Sponsor surrendered to the Company for no consideration 400,000 of our Class B ordinary shares, and an aggregate of 400,000 of our Class B ordinary shares were issued to the independent directors at their original purchase price. Our Sponsor agreed to forfeit up to an aggregate of 1,125,000 of our Class B ordinary shares to the extent that the over-allotment option was not exercised in full by the underwriters so that the Company’s Class B ordinary shares would represent 20% of the outstanding shares upon completion of our Public Offering. As a result of the underwriters’ exercise of the full overallotment, these shares are no longer subject to forfeiture, resulting in the Initial Shareholders holding an aggregate of 8,625,000 of our Class B ordinary shares.

Pursuant to the Articles, the Initial Shareholders are not entitled to redemption rights with respect to any of our Class B ordinary shares held by them and have agreed to waive their redemption rights with respect to any of our Class A ordinary shares held by them in connection with the completion of our initial business combination. If our initial business combination is not completed within 24 months from the closing of the Public Offering, the Initial Shareholders are not entitled to redemption rights with respect to any of our Class B ordinary shares held by them.

The Initial Shareholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of the Company’s Class B ordinary shares held by them until the earlier to occur of: (i) one year after the completion of the initial business combination or (ii) subsequent to the initial business combination, (x) if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in the Company’s shareholder having the right to exchange their ordinary shares for cash, securities or other property.

Private Placement Warrants

On November 13, 2023, simultaneously with the consummation of the Public Offering, the Company completed the private placement of 9,400,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, to an affiliate of the Company’s Sponsor and the Company’s independent directors, generating gross proceeds to the Company of $9,400,000. This amount includes the exercise in full of the underwriters’ option to purchase an additional 900,000 warrants to cover over-allotments. Each whole Private Placement Warrant is exercisable for one whole share of the Company’s Class A ordinary shares at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering to be held in the Trust Account such that at the closing of the Public Offering approximately $345.0 million was held in the Trust Account. If the initial business combination is not completed within 24 months from the closing of the Public Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Company’s Class A ordinary shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants are non-redeemable and exercisable on a cashless basis. The Private Placement Warrants will not expire except upon liquidation.

The affiliate of the Company’s Sponsor and the Company’s independent directors agreed to not transfer, assign, or sell any of their Private Placement Warrants until 30 days after the completion of the initial business combination, subject to limited exceptions.

Conflicts of Interest

As more fully discussed in “Directors, Executive Officers and Corporate Governance” if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. We may pursue an Affiliated Joint Acquisition opportunity with an entity to which an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the acquisition by issuing to such entity a class of equity or equity-linked securities.

Administrative Support Agreement

The Company has agreed to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the initial business combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the year ended December 31, 2024, the Company incurred $15,000 in administrative fees.

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Related Party Loans and Advances

Our liquidity needs up to the Public Offering were satisfied through receipt of a $25,000 capital contribution from our Sponsor in exchange for the issuance of our Class B ordinary shares to our Sponsor and a loan from our Sponsor for an aggregate amount of $300,000 to cover organizational expenses and expenses related to the Public Offering pursuant to a promissory note (the “Note”). The Note was paid off in full on November 22, 2023, and this facility is no longer available to the Company. Subsequent to the consummation of our Public Offering, our liquidity needs have been satisfied through the net proceeds of approximately $1,500,000 held outside of the Trust Account.

As of December 31, 2024 and 2023, the Company had $1,909,776 and $214,323, respectively, due to related party recorded in “Accounts payable - related party” on the balance sheets. These amounts represent formation, offering, and general and administrative expenses paid on behalf of the Company and is due on demand.

In addition, in order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, provide us with loans up to $1,500,000 as we may require (“Working Capital Loans”). If we complete an initial business combination, we would repay the Working Capital Loans. In the event that our initial business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. If our Sponsor or an affiliate of our Sponsor makes any Working Capital Loans, up to $1,500,000 of such loans may be converted into warrants of the post-business combination entity at the price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. As of December 31, 2024 and 2023, we had no borrowings under the Working Capital Loans.

On August 28, 2024, in connection with the execution of a Business Combination Agreement by and among the Company, Australian Food & Agriculture Company Limited ACN 005 858 293, an Australian unlisted public company limited by shares, and the other parties thereto, which was subsequently terminated, the Company issued an unsecured promissory note (the “Working Capital Note”) in the principal amount of $1,500,000 to Warrant Holdings Sponsor. The Working Capital Note does not bear interest and is repayable in full upon consummation of an initial business combination. If the Company does not complete an initial business combination, the Working Capital Note will not be repaid and all amounts owed under the Working Capital Note will be forgiven except to the extent that the Company has funds available to it outside of its Trust Account. Immediately prior to the consummation of an initial business combination, Warrant Holdings Sponsor may elect to convert all or any portion of the unpaid principal balance of the Working Capital Note into that number of warrants, each entitling the holder to purchase one Class A ordinary share (the “Working Capital Warrants”) equal to the principal amount of the Working Capital Note so converted divided by $1.00. The Working Capital Warrants will be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. The Working Capital Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Working Capital Note and all other sums payable with regard to the Working Capital Note becoming immediately due and payable. As of December 31, 2024, $838,405 was outstanding under the Working Capital Note.

Registration Rights

The holders of our Class B ordinary shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans and upon conversion of the Company’s Class B ordinary shares) are entitled to registration rights pursuant to a registration rights agreement, dated November 8, 2023, requiring us to register such securities for resale (in the case of our Class B ordinary shares, only after conversion to our Class A ordinary shares). The holders of at least $25 million in value of these securities are entitled to demand that we file a registration statement covering such securities and to require us to effect up to an aggregate of three underwritten offerings of such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination.

Audit Committee Report

Our audit committee is composed of “independent” directors, as determined in accordance with applicable NASDAQ standards and Rule 10A-3 of the Securities Exchange Act of 1934. Our audit committee operates pursuant to a written charter adopted by the Board, a copy of which is available under “Governance Documents” on our website at www.ansc.co.

As described more fully in its charter, the purpose of the audit committee is to perform the Board’s oversight responsibilities as they relate to our accounting policies and internal controls, financial reporting practices and legal and regulatory compliance. Our management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon. Our audit committee’s responsibility is to monitor and oversee these processes. The following is our audit committee’s report submitted to the Board for 2024.

The Audit Committee has:

•
reviewed and discussed the Company’s audited financial statements with management and WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm for 2024;
•
discussed with Withum the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•
received the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding Withum’s communications with the Audit Committee concerning independence, and has discussed with Withum its independence.

In addition, the Audit Committee has met separately with the Company’s management and with Withum.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

AUDIT COMMITTEE

Jeffrey H. Tepper
Dr. Jennifer Aaker
Ted W. Hall

The foregoing report of our audit committee is made by the current directors who were members of our audit committee at the time the Company’s 2024 Annual Report on Form 10-K was approved, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

FUTURE SHAREHOLDER PROPOSALS

No business may be transacted at any annual meeting other than business that is either (i) specified in the notice of the annual meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the annual meeting in accordance with the requirements set forth in our governing documents.

If we do not complete our initial business combination and we hold an annual meeting next year, any proposals to be included in our proxy materials for such meeting must be received by us no earlier than the close of business on January 26, 2026 and no later than the close of business on March 27, 2026 and must otherwise comply with the rules of the Securities Exchange Act of 1934, as amended and our governing documents.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement and the Annual Report to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•
If the shares are registered in the name of the shareholder, the shareholder should contact us at 712 Fifth Avenue, 36th Floor, New York, NY 10019, 212-993-0076, to inform us of his or her request; or
•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy statements and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the proposals to be presented at the annual meeting, by contacting the Company in writing at 712 Fifth Avenue, 36th Floor, New York, NY 10019, email: info@ansc.co.

To receive timely delivery of the documents in advance of the annual meeting, please request them no later than five business days before the date of the annual meeting, or no later than June 17, 2025.

Agriculture & Natural Solutions Acquisition Corp CLASS-A Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY 2025 AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 24, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares Vote at the Meeting – If you plan to attend the virtual online Annual General Meeting, you will need your 12 digit control number to vote electronically at the Annual General Meeting. To attend: https://www.cstproxy.com/ansc/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this X PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3. Proposal No. 2—The Auditor Proposal— RESOLVED, as an ordinary resolution, if presented, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be and is hereby ratified, approved and confirmed in all respects. FOR AGAINST ABSTAIN Proposal No. 3—The Adjournment Proposal — RESOLVED, as an ordinary resolution, if presented, that the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person (virtually) or by proxy) to approve the Proposals be and is hereby approved. FOR AGAINST ABSTAIN THE SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” EACH OF PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. CONTROL NUMBER Signature Signature, if held jointly Date, 2025 When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

Agriculture & Natural Solutions Acquisition Corp CLASS-A Back 2025 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on June 25, 2025: The notice of meeting, the accompanying proxy statement and the Company’s Form 10-K for the year ended December 31, 2024, as amended, are available at https://www.cstproxy.com/ansc/2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION 712 Fifth Avenue, 36th Floor New York, NY 10019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 3, 2025, in connection with the annual general meeting (the “annual meeting”) of Agriculture & Natural Solutions Acquisition Corporation (the “Company”) to be held at 10:00 a.m. Eastern Time on June 25, 2025, via live webcast at https://www.cstproxy.com/ansc/2025, and hereby appoints Robert (Bert) Glover and Thomas Smith (the “Proxies”), and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Class A ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the annual meeting, and at any adjournments thereof (the “Shares”), with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, the Proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

Agriculture & Natural Solutions Acquisition Corp CLASS-B Proxy Card Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2025 AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 24, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Annual General Meeting, you will need your 12 digit control number to vote electronically at the Annual General Meeting. To attend: https://www.cstproxy.com/ansc/2025MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Proposal No. 1—The Director Proposal— RESOLVED, as an ordinary resolution of the holders of Class B ordinary shares of the Company THAT Jeffrey H. Tepper and Robert (Bert) Glover each be and is hereby re-appointed as a Class I director of the Company, to hold for a full term of three years in accordance with the amended and restated memorandum and articles of association of the Company. FOR AGAINST ABSTAIN Proposal No. 2—The Auditor Proposal— RESOLVED, as an ordinary resolution, if presented, that the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be and is hereby ratified, approved and confirmed in all respects. FOR AGAINST ABSTAIN Proposal No. 3—The Adjournment Proposal — RESOLVED, as an ordinary resolution, if presented, that the adjournment of the annual meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person (virtually) or by proxy) to approve the Proposals be and is hereby approved. FOR AGAINST ABSTAIN THE SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. CONTROL NUMBER Signature Signature, if held jointly Date, 2025 When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.

Agriculture & Natural Solutions Acquisition Corp CLASS-B Back 2025 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on June 25, 2025: The notice of meeting, the accompanying proxy statement and the Company’s Form 10-K for the year ended December 31, 2024, as amended, are available at https://www.cstproxy.com/ansc/2025FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED AGRICULTURE & NATURAL SOLUTIONS ACQUISITION CORPORATION 712 Fifth Avenue, 36th Floor New York, NY 10019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2025 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 3, 2025, in connection with the annual general meeting (the “annual meeting”) of Agriculture & Natural Solutions Acquisition Corporation (the “Company”) to be held at 10:00 a.m. Eastern Time on June 25, 2025, via live webcast at https://www.cstproxy.com/ansc/2025, and hereby appoints Robert (Bert) Glover and Thomas Smith (the “Proxies”), and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all Class B ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the annual meeting, and at any adjournments thereof (the “Shares”), with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, the Proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)